Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A	Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005		PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				3/17/2005

2	Payment Date				3/21/2005

3	Collection Period			1/30/2005	2/26/2005	28

4	Monthly Interest Period- Actual			2/22/2005	3/20/2005	27

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	122,284,234.11	32,493,140.68	89,791,093.43	0.2797230
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,510,685,943.52	$32,493,140.68	$1,478,192,802.84

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	183,352.98	1.4994000	32,676,493.66	267.2175518
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.0583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.6994%	639,753.06	2.0245350	639,753.06	2.0245350

	Equals: Total Securities		2,751,631.04		35,244,771.72

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					26,448,301.96
17	Sales Proceeds — Early Terminations					12,230,413.50
18	Sales Proceeds — Scheduled Terminations					2,416,590.52
19	Security Deposits for Terminated Accounts					36,815.00
20	Excess Wear and Tear Received					6,893.31
21	Excess Mileage Charges Received					24,425.74
22	Other Recoveries Received					240,143.03

23	Subtotal: Total Collections					41,403,583.06

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt — Class A-4b					—
26	Investment Earnings on Collection Account					96,824.74

27	Total Available Funds, prior to Servicer Advances					41,500,407.80

28	Servicer Advance					—

29	Total Available Funds					41,500,407.80

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,258,904.95
34	Servicing Fee Shortfall					—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment — Class A-4b					169,206.94
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)					2,751,631.04
40	Subtotal: Remaining Available Funds				37,315,664.87
41	Principal Distribution Amount (Item 59)				32,493,140.68
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					32,493,140.68
43	Amount Paid to Reserve Account to Reach Specified Balance					—
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					4,822,524.19

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		17,530,920.34
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		14,962,220.34
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		32,493,140.68

55	Remaining Available Funds (Item 40)		37,315,664.87

56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		32,493,140.68

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		41,500,407.80
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,258,904.95
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)		2,920,837.98

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		37,315,664.87
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		—
71	Payment Date Advance Reimbursement		—
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09
77	Beginning Reserve Account Balance		51,282,051.28
78	Plus: Net Investment Income for the Collection Period		88,056.90

79	Subtotal: Reserve Fund Available for Distribution		51,370,108.18
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		51,370,108.18
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		88,056.90

84	Equals: Ending Reserve Account Balance		51,282,051.28

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

86	Current Period Net Residual Losses:	Units	Amounts

87	Aggregate Securitization Value for Scheduled Terminated Units	212	2,699,498.13
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(2,428,240.52)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(12,983.00)
89	Less: Excess Wear and Tear Received		(6,893.31)
90	Less: Excess Mileage Received		(24,425.74)

91	Current Period Net Residual Losses/(Gains)	212	226,955.56

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	78	47,826.86
94	Current Period Net Residual Losses (Item 91)	212	226,955.56

95	Ending Cumulative Net Residual Losses	290	274,782.42

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.02%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

G.	POOL STATISTICS

97	Collateral Pool Balance Data		Initial	Current

98	Initial Aggregate Securitization Value		1,709,401,709	1,478,192,803
99	Number of Current Contracts		85,972	80,664
100	Weighted Average Lease Rate		4.96%	4.88%
101	Average Remaining Term		28.67	21.49
102	Average Original Term		44.43	44.39
103	Monthly Prepayment Speed			90.45%
		Units	Book Amount	Securitization Value

104	Pool Balance - Beginning of Period	81,565	1,600,361,041	1,510,685,944
105	Depreciation/Payments		(22,349,168)	(17,530,920)
106	Gross Credit Losses	(59)	(1,137,415)	(1,210,085)
107	Early Terminations	(630)	(11,514,174)	(11,052,637)
108	Scheduled Terminations	(212)	(2,837,457)	(2,699,498)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	80,664	1,562,522,826	1,478,192,803

111	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

112	Current	79,668	1,461,111,408	98.84%
113	31 - 90 Days Delinquent	821	13,796,086	0.93%
114	90+ Days Delinquent	175	3,285,310	0.22%

115	Total	80,664	1,478,192,803	100.00%

116	Credit Losses:		Units	Amounts

117	Aggregate Securitization Value on charged-off units		59	1,210,085
118	Aggregate Liquidation Proceeds on charged-off units			(702,496)
119	Recoveries on charged-off units			(134,453)

120	Current Period Aggregate Net Credit Losses/(Gains)		59	373,136

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		121	1,093,169
	Current Period Net Credit
123	Losses (Item 120)		59	373,136

124	Ending Cumulative Net Residual Losses		180	1,466,305

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.09%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction(1)
04/20/2005	30,337,012
05/20/2005	27,384,273
06/20/2005	23,447,085
07/20/2005	25,418,265
08/20/2005	28,532,789
09/20/2005	43,002,231
10/20/2005	44,421,559
11/20/2005	41,185,847
12/20/2005	44,726,218
01/20/2006	41,316,536
02/20/2006	36,756,564
03/20/2006	36,652,653
04/20/2006	38,738,850
05/20/2006	37,301,304
06/20/2006	31,594,982
07/20/2006	32,727,302
08/20/2006	30,046,315
09/20/2006	47,029,522
10/20/2006	57,042,205
11/20/2006	56,369,794
12/20/2006	56,007,520
01/20/2007	57,775,517
02/20/2007	52,491,174
03/20/2007	48,914,468
04/20/2007	48,400,148
05/20/2007	45,325,134
06/20/2007	38,822,372
07/20/2007	36,804,613
08/20/2007	36,892,234
09/20/2007	36,600,634
10/20/2007	40,567,992
11/20/2007	47,620,507
12/20/2007	38,201,219
01/20/2008	29,511,729
02/20/2008	23,190,427
03/20/2008	7,772,927
04/20/2008	4,999,760
05/20/2008	8,813,572
06/20/2008	21,080,714
07/20/2008	16,449,175
08/20/2008	13,201,807
09/20/2008	9,782,071
10/20/2008	1,034,173
11/20/2008	1,012,507
12/20/2008	650,339
01/20/2009	813,580
02/20/2009	522,767
03/20/2009	143,898
04/20/2009	50,574
05/20/2009	85,012
06/20/2009	165,904
07/20/2009	140,905
08/20/2009	196,244
09/20/2009	119,880

Total:	1,478,192,803

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
	(a)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming each collection period is a calendar month rather than a fiscal month,
	(b)	timely receipt of all monthly rental payments and sales proceeds,
	(c)	no credit or residual losses and
	(d)	no prepayments (including defaults, purchase option excercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.